 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

NETCAPITAL INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

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NETCAPITAL INC.

State Street Financial Center, 1 Lincoln Street,
Boston, MA 02111

VOTE BY INTERNET - www.netcapital.vote

Use the Internet to vote by proxy up until 5:00 P.M. Eastern Time on March 27, 2023. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37th St, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

Netcapital Inc.

The undersigned hereby appoints Martin Kay the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, of Netcapital Inc., which the undersigned is entitled to vote at the Annual Meeting (the "Meeting") of stockholders of Netcapital Inc., to be held at 2:00 PM Eastern Time on March 28, 2023, virtually by calling 877-407-3088 (toll free), and any adjournment or postponement thereof. There will not be a physical meeting location.

This proxy is solicited by the Company's Board of Directors.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will recommended by the Company's Board of Directors, or if no recommendation is given, in the proxy holder's discretion.

The Board of Directors recommends a vote "FOR" for Proposal 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	For	Against	Abstain
1. To approve the adoption of the Netcapital Inc. 2023 Omnibus Equity Incentive Plan.	☐	☐	☐

Note: To transact such other business as may be properly brought before the Meeting and any adjournment or postponement thereof.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Your **Vote** Counts!

NETCAPITAL INC.

2023 Special Meeting

Vote by March 27, 2023

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in NETCAPITAL INC. and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 28, 2023.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 14, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

March 28, 2023
2:00 PM EST

Will be held virtually - full details listed with Proxy Statement

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

NETCAPITAL INC.
2023 Special Meeting
Vote by March 27, 2023
11:59 PM ET

	Voting Items	Board Recommends
1	To approve the adoption of the Netcapital Inc. 2023 Omnibus Equity Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#

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